EXHIBIT 99.1
                  FORM 3 JOINT FILER INFORMATION AND SIGNATURES


NAME: THE AMANDA RAPPAPORT TRUST

RELATIONSHIP OF REPORTING PERSON TO ISSUER: 10% OWNER.

ADDRESS: c/o SRKP 3, INC.,
         1900 Avenue of the Stars, Suite 310,
         Los Angeles, CA 90067

DESIGNATED FILER: RICHARD RAPPAPORT (TRUSTEE OF THE AMANDA RAPPAPORT TRUST)

ISSUER AND TICKER SYMBOL: SRKP 3, INC. [NONE]

DATE OF EVENT REQUIRING STATEMENT: 03/28/07


SIGNATURE: /s/ RICHARD RAPPAPORT
           ------------------------------
               RICHARD RAPPAPORT, AS TRUSTEE OF THE AMANDA RAPPAPORT TRUST






NAME: THE KAILEY RAPPAPORT TRUST

RELATIONSHIP OF REPORTING PERSON TO ISSUER: 10% OWNER.

ADDRESS: c/o SRKP 3, INC.,
         1900 Avenue of the Stars, Suite 310,
         Los Angeles, CA 90067

DESIGNATED FILER: RICHARD RAPPAPORT (TRUSTEE OF THE KAILEY RAPPAPORT TRUST)

ISSUER AND TICKER SYMBOL: SRKP 3, INC. [NONE]

DATE OF EVENT REQUIRING STATEMENT: 03/28/07


SIGNATURE: /s/ RICHARD RAPPAPORT
           ------------------------------
               RICHARD RAPPAPORT, AS TRUSTEE OF THE KAILEY RAPPAPORT TRUST